                                 EXHIBIT 10.12
                                 -------------

                              MARKETING AGREEMENT



This MARKETING AGREEMENT (this "Agreement") is entered into as of January 29, 1996 by and between JMC GROUP, INC., a Delaware corporation ("JMCG"), and USBA HOLDINGS, LTD., a Georgia corporation ("USBA"), with reference to the following:

                                    RECITALS

     A. JMCG, through its subsidiaries, sells annuities, insurance and mutual funds to customers of various financial institutions through on-site programs with such financial institutions, and provides administrative support services to financial institutions with their own annuity, insurance and mutual fund sales programs.

     B. USBA provides consulting and other services to various financial institutions which services consist, in part, of recommending products and services to enhance the earnings potential and financial performance of such financial institutions.

     C. JMCG and USBA desire to enter into this Agreement whereby USBA will market JMCG's services to USBA's client financial institutions, and JMCG, through its subsidiaries, will provide its services to USBA client financial institutions.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties contained herein, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

     1.   Obligations of USBA.  USBA hereby agrees proactively to market and
          -------------------
promote the products and services offered by JMCG to USBA's client financial institutions and to the client financial institutions of USBA's affiliates or business partners, including, without limitation, Unisys and OKRA Marketing Corporation when contracts with Unisys and OKRA Marketing Corporation are finalized (collectively, "USBA Customers"). Notwithstanding the previous sentence, USBA shall have no obligation to market and promote the JMCG Services if USBA's contract with its client financial institution or affiliate or business partner expressly prohibits the marketing of such JMCG Services (as hereinafter defined). The products and services offered by JMCG and marketed by USBA shall include, without limitation, JMCG's alternative investment sales programs designed to deliver insurance, annuity and mutual fund products to retail banking customers ("JMCG Programs") and any other financial products or administrative support services now or hereafter offered by JMCG ("JMCG Products" and collectively with JMCG Programs, the "JMCG Services"). Notwithstanding the foregoing, if JMC hereafter shall offer new financial products or administrative services, USBA shall have no obligation to market and promote such new services if USBA at that time shall have existing relationships with other business partners to offer such new services.

     2.   Obligations of JMCG.  JMCG hereby agrees to provide JMCG Services to
          -------------------
USBA Customers who desire to utilize such services, under the terms and conditions specified in Exhibit "A" hereto. JMCG shall work actively with USBA to develop and implement a program to market the JMCG Services to USBA Customers, and JMCG shall work diligently to maximize the results of any JMCG Services initiated with a USBA Customer.

     3.   Exclusive Efforts.
          -----------------

          3.1 USBA shall not during the term of this Agreement introduce, sell or promote to USBA Customers (i) any third party marketer of annuity, insurance, or mutual fund products designed for use within the retail financial institution marketplace other than JMCG, or (ii) any third party administrator or product provider or other entity which offers services substantially similar to the JMCG Services offered by JMCG at such time, other than JMCG.

          3.2 JMCG shall not, during the term of this Agreement, contact any USBA Customer directly or sell any JMCG Services to a USBA Customer without first notifying USBA and making payment to USBA of the referral fees described in Section 7 of this Agreement.

     4.   Marketing Approach.  USBA shall integrate the JMCG Services as an
          ------------------
integral part of the products and consulting services it provides to USBA Customers. Information concerning the JMCG Services shall have equal prominence with other information USBA provides to USBA Customers concerning services or products of its subsidiaries and affiliates. In addition, a representative from JMCG shall participate actively, whenever feasible, in the preparation of all written and oral communications with USBA Customers concerning the JMCG Services and shall be present, whenever feasible, at all presentations made to USBA Customers concerning the JMCG Services. USBA shall not enter into any agreement or relationship with another third party marketer or service or product provider which provides for such organization's services to be marketed more aggressively or visibly than the JMCG Services.

     5.   Term.  The term of this Agreement shall be five (5) years from the
          ----
date hereof. JMCG shall be entitled to terminate this Agreement for any reason and with or without cause upon thirty (30) days' prior written notice to USBA. USBA shall be entitled to terminate this Agreement, but only in the following circumstances: (i) if JMCG completely fails to perform all of its obligations hereunder as described in Section 2 of this

Agreement, or (ii) in the event of conduct by JMCG which is a material and continuing breach of this Agreement or which causes irreparable damage to the business relationship of USBA with the USBA Customers. Prior to any termination of this Agreement by USBA, however, USBA shall provide JMCG with written notice describing such conduct and shall afford JMCG thirty (30) days' opportunity to cure such breach. In the event JMCG has not cured such breach within thirty days, USBA may terminate this Agreement upon fifteen (15) days' written notice to JMCG.

     6.   Consideration.  As consideration for entering into this Agreement,
          -------------
JMCG shall grant USBA a five-year Warrant to purchase one million (1,000,000) shares of JMCG common stock, par value $.01 per share, at an initial exercise price of $2.50 per share (the "USBA Warrant"). The initial exercise price of the USBA Warrant is subject to adjustment as provided in the USBA Warrant. The USBA Warrant shall be issued in the form attached as Exhibit "B" hereto.

     7.   Referral/Finder's Fee.  The fees described below in Section 7.1 and
          ---------------------
Section 7.2 shall apply only to JMC Services that are fully-managed sales programs.

          7.1   Front Fee:  Upon the execution of a definitive contract by JMCG
                ---------
and a USBA Customer for the purchase of JMCG Services, JMCG shall pay to USBA a one-time fee of five-hundred dollars ($500) for each one-hundred million ($100,000,000) in core retail customer deposits of such USBA Customer.

          7.2   Variable Fee on Production:  JMCG shall pay USBA a monthly fee
                --------------------------
which shall be equal to the sum of (i) Total Insurance Production (as hereinafter defined) multiplied by the applicable basis points set forth in the following table and (ii) Total Mutual Fund Production (as hereinafter defined) multiplied by the applicable basis points set forth in the following table. "Total Insurance Production" for any month shall be the aggregate gross sales of annuity and insurance products sold by JMCG and its subsidiaries through sales programs with USBA Customers during that month less the amount of gross sales of insurance and annuity products initially sold by JMCG and its subsidiaries through sales programs with USBA Customers which are the subject of commission chargebacks during that month. "Total Mutual Fund Production" for any month shall be equal to the aggregate gross sales of mutual fund products sold by JMCG and its subsidiaries through sales programs with USBA Customers during that month. The applicable basis points shall be determined with reference to the aggregate core retail customer deposits of USBA Customers with whom JMCG and its subsidiaries have active sales programs.

                            Applicable Basis Points
                            -----------------------


                             Annuities
                                And      Mutual
Aggregate Core Deposits      Insurance    Fund
-----------------------      ---------   ------

$ 0 - 10 billion                 10         6

$10 - 25 billion                 30        18

$25 billion and above            35        21


JMCG shall continue to pay USBA the fees referred to in this Section 7.2 until January 1, 2001, even if this Agreement is terminated before that date.

     8.   Termination Fee.  If this Agreement terminates for any reason, USBA
          ---------------
shall pay to JMCG, at the sole option of JMCG, either (i) One Million Dollars ($1,000,000), together with interest thereon (the "Termination Payment"); or
(ii) 18,182 shares of USBA common stock, par value $1.00 per share, or such greater or lesser number of shares of USBA common stock or other securities as shall be determined in accordance with the antidilution provisions of Exhibit C hereto (the "Termination Shares"). Interest on the Termination Payment shall accrue from the date of termination of this Agreement at the prime rate (as published in The Wall Street Journal on the date of termination of this
             -----------------------
Agreement), plus one-half percent (0.5%), compounded daily until the Termination Payment is fully paid. Notwithstanding the foregoing, JMCG shall have the right, at the sole option of JMCG, to receive the Termination Shares in the event of a Change in Control (as that term is defined in Section 12 of the USBA Warrant attached hereto as Exhibit "B") of USBA, without terminating this Agreement. If JMCG shall receive the Termination Shares without terminating this Agreement, then JMCG shall not be entitled to the Termination Payment upon any termination of this Agreement.

     9.   Representations and Warranties of USBA.  USBA hereby represents and
          --------------------------------------
warrants to JMCG that:

          9.1   Organization and existence.  USBA is a corporation duly
                --------------------------
incorporated, validly existing and in good standing under the laws of the State of Georgia and has all corporate power and authority and all government licenses, authorizations, consents and approvals required to carry on its business as now conducted by it in each jurisdiction in which it is conducted.

          9.2   Corporate Authorization.  The execution, delivery and
                -----------------------
performance by USBA of this Agreement and the consummation by USBA of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of USBA.

          9.3  Capitalization.  The authorized capital stock of USBA consists of
               --------------
500,000 shares of common stock, of which 320,928 shares are issued and outstanding, and 10,000 shares of preferred stock, of which 3,758.131 shares are issued and outstanding. All of the issued and outstanding shares of common stock of USBA are validly issued, fully paid and nonassessable. Except for 65,600 options issued under the Stock Option Agreement dated November 23, 1993 and 86,950 Value Appreciation Rights which have been issued from time to time, there are no outstanding (i) securities convertible into the capital stock or other equity of the USBA, (ii) outstanding options, warrants or other rights to purchase or subscribe for capital stock or other equity of USBA, (iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock or other equity of USBA, any such convertible or exchangeable securities or any such options, warrants or rights or (iv) stock appreciation rights plans or other "phantom" stock plans.

          9.4   Reservation of Shares.  USBA shall authorize and reserve for
                ---------------------
issuance such number of shares of USBA common stock, par value $1.00 per share, as may be required for issuance of the Termination Shares. If and when issued, all such shares of USBA common stock shall be validly issued, fully paid and nonassessable.

     10.  Representations and Warranties of JMCG.  JMCG hereby represents and
          --------------------------------------
warrants to USBA that:

          10.1  Organization and existence.  JMCG is a corporation duly
                --------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority and all government licenses, authorizations, consents and approvals required to carry on its business as now conducted by it in each jurisdiction in which it is conducted.

          10.2  Corporate Authorization.  The execution, delivery and
                -----------------------
performance by JMCG of this Agreement and the consummation by JMCG of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of JMCG.

          10.3  Capitalization.  The authorized capital stock of JMCG consists
                --------------
of twenty million (20,000,000) shares of common stock, of which 6,198,898 shares are issued and outstanding, and five million (5,000,000) shares of preferred stock, none of which are issued and outstanding. All of the issued and outstanding shares of common stock of JMCG are validly issued, fully paid and nonassessable. Except for options granted to employees, officers and directors of JMCG and its subsidiaries pursuant to the 1983 Stock Option Plan, the 1993 Employee Stock Option Plan and the 1993 Executive Stock Option Plan, and outstanding rights issued pursuant to JMCG's Shareholder Rights Plan, there are no outstanding (i) securities convertible into the capital stock or other equity of JMCG, (ii) options, warrants or other rights to purchase or subscribe for capital stock or other equity of JMCG, (iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock or other equity of JMCG, any such convertible or exchangeable securities or any such options, warrants or rights or (iv) stock appreciation rights plans or other "phantom" stock plans.

          10.4  Reservation of Shares.  JMCG shall authorize and reserve for
                ---------------------
issuance such number of shares of JMCG common stock, par value $.01 per share, as may be required for issuance pursuant to the USBA Warrant. When issued pursuant to the terms of the USBA Warrant, all such shares of JMCG common stock shall be validly issued, fully paid and nonassessable.

     11.  Assignment.  Neither USBA nor JMCG may assign its rights or
          ----------
obligations under this Agreement without the prior express written consent of the other party hereto. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

     12.  Notices.  Any consent, notice or report required or permitted to be
          -------
given or made under this Agreement by a party hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, U.S. first class mail or courier), U.S. first class mail or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

     If to
     JMCG:                     JMC Group, Inc.
                               9710 Scranton Road, Suite 100
                               San Diego, CA   92121
                               Attention:  James K. Mitchell,
                               Chief Executive Officer

     If to USBA:               USBA Holdings, Ltd.
                               2 Concourse Parkway, Suite 650
                               Atlanta, GA   30328
                               Attention:  Ronald D. Wallace,
                               President

     13.  Entire Agreement.  This Agreement embodies the entire understanding
          ----------------
between the parties and supersedes any prior understanding and agreements between and among them respecting the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein and therein.

     14.  Waivers and Amendments.  No change, modification, extension,
          ----------------------
termination or waiver of this Agreement, or any of the provisions therein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties thereto.

     15.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Georgia, without regard to the conflicts of law principles thereof.

     16.  Alternative Dispute Resolution.  In the event of any dispute, claim or
          ------------------------------
controversy which in any way relates to, results from, or arises out of this Agreement, any amendment or breach hereof or thereof, or any resulting transactions ("Dispute"), if the Dispute cannot be settled through negotiation, the parties hereto agree to first try in good faith to settle the Dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, as mandated below. Regardless of the outcome of such mediation, each party shall bear its own costs, attorneys' fees and share of mediation fees.

     Thereafter, any remaining Dispute shall be decided by neutral binding arbitration in accordance with the rules of the American Arbitration Association and not by court action. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof; provided, however, that no arbitrator(s) shall be permitted to award punitive damages in such arbitration proceeding. Regardless of the outcome of such arbitration, each party shall bear its own costs, attorneys' fees and share of arbitration fees.

     17.  Severability.   This Agreement shall be severable, and the invalidity
          ------------
or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term hereof.

     18.  Counterparts.   This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement effective as of the date first written above.

                          USBA HOLDINGS, LTD.

                          By:  /s/ Ronald D. Wallace
                               -------------------------------

                          Title:  President
                                 -----------------------------


                          JMC GROUP, INC.


                          By:    /s/ James K. Mitchell
                                ------------------------------------

                          Title:   Chairman and Chief Executive Officer
                                  -------------------------------------

                                   EXHIBIT A
                                   ---------


     JMCG will provide the JMCG Services to any USBA Customer who enters into an agreement with JMCG or one of its subsidiaries, which agreement is in form and substance satisfactory to JMCG. The agreement shall contain certain commitments from the USBA Customer which will include, without limitation, the following:


     . The JMCG Services will receive overt support from senior bank management;

     . The availability of the JMCG Services will be promoted and marketed actively to bank customers;

     . Each bank branch will receive credit for the fee income generated by its referrals to the JMCG Services;

     . Sales of annuities, insurance and mutual fund products by JMCG and its subsidiaries will be counted in the same manner as actual bank deposits for purposes of determining branch deposit goals;

     . Each bank branch will be assigned an appointment referral goal and the bank will sponsor a cash incentive program to encourage referrals to the JMCG Services;

     . A senior retail banking officer of the bank will be assigned specific accountability for the success of the JMCG Services; and

     . Bank employees will be adequately informed about the availability and nature of the JMCG Services and will be properly trained to handle referrals to the JMCG Services.


The USBA Customer also may be responsible for certain costs and expenses associated with the JMCG Services.

                                   EXHIBIT B
                                   ---------


THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933 (the "Act"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

Void after 3:30 p.m., San Diego Time, January 29, 2001

                                                             Warrant to Purchase
                                                             1,000,000 Shares of
                                                                    Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                JMC GROUP, INC.

This is to certify that, FOR VALUE RECEIVED,

                              USBA HOLDINGS, LTD.

or registered assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from JMC GROUP, INC., a Delaware corporation ("Company"), at any time on or after January 29, 1997 and not later than 3:30 p.m., San Diego Time, on January 29, 2001, 1,000,000 shares of common stock, $.01 par value, of the Company ("Common Stock") at an initial purchase price per share of $2.50. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time is hereinafter sometimes referred to as the "Exercise Price."

     1.    Acceleration in Exercise and Adjustment in Price.  Notwithstanding
           ------------------------------------------------
anything to the contrary above, (i) if Company shall terminate that certain Marketing Agreement between Company and Holder dated as of January 29, 1996 (the "Marketing Agreement") for any reason other than a Change in Control (as that term is defined in Section 12 of this Warrant) of Holder or for Holder's complete failure to perform all of its obligations under the Marketing Agreement as described in Section 1 thereof; (ii) if Company shall enter into a Change in Control or (iii) if Holder shall terminate the Marketing Agreement for Company's complete failure to perform all of its obligations under the Marketing Agreement as described in Section 2 thereof, then Holder shall have the right to exercise this Warrant immediately upon such termination or the effective date of such Change in Control of Company, as applicable, at a purchase price per share equal to $1.4375.

     2.  Exercise of Warrant.  Subject to Section 1 above, this Warrant may be
         -------------------
exercised in whole but not in part at any time on or after January 29, 1997, or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Notice of Exercise attached hereto as Exhibit A duly executed and accompanied by payment of the Exercise Price, together with all federal and state taxes applicable upon such exercise. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

     3.    Reservation of Shares.  The Company hereby agrees that at all times
           ---------------------
there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     4.    Fractional Shares.  No fractional shares or scrip representing
           -----------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          4.1 If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

          4.2 If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the closing price, or if none, then the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

          4.3 If the Common Stock is not so listed or admitted to unlisted trading privileges and closing, or bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     5.    Loss of Warrant.   Upon receipt by the Company of evidence
           ---------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification including a surety bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     6.    Rights of the Holder.  The Holder shall not, by virtue hereof, be
           --------------------
entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     7.    Anti-Dilution Provisions.
           ------------------------

          7.1   Adjustments of Exercise Price.  If the Company should at any
                -----------------------------
time or from time to time hereafter issue or sell any shares of Common Stock (other than Common Stock underlying options existing on the date hereof, Common Stock underlying options issued in the future to employees, officers and directors pursuant to the 1993 Employee Stock Option Plan and the 1993 Executive Stock Option Plan, and common stock underlying outstanding rights issued pursuant to JMCG's Shareholder Rights Plan, and this Warrant Stock which may be purchased under this Warrant), without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of this section 7.1, the following provisions 7.1.1 to 7.1.5 shall also be applicable:

          7.1.1           Options.  In case at any time hereafter the Company
                          -------
shall in any manner grant any right to subscribe for or to purchase, or any option for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") other than this Warrant and other than any options or similar rights issued to officers, directors or employees pursuant to the the 1993 Employee Stock Option Plan and the 1993 Executive Stock Option Plan, and the minimum price per share for which Common Stock is issuable, pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall
               --------
be made upon the actual issuance of Common Stock so deemed to have been issued; and further provided, that upon the expiration of such rights (including rights
    ------- --------
to convert or exchange) or options, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options (including rights to convert or exchange) which were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issuance only of the shares of Common Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

          7.1.2 Convertible Securities. In case the Company shall in any manner issue or sell any Convertible Securities, and the minimum price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon
--------
the actual issuance of Common Stock so deemed to have been issued; and, further
                                                                        -------
provided, that if any such issue or sale of such Convertible Securities is made
--------
upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 7.1, no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and, further
                    -------
provided, that, upon the termination of the right to convert or to exchange such
--------
Convertible Securities for Common Stock, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issuance only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

          7.1.3    Determination of Issue Price.  In case any shares of
                   ----------------------------
Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor, after deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration, part or all of which shall be other than cash, then, for the purpose of this Section 7.1, the Board of Directors of the Company shall reasonably determine in good faith the fair value of such consideration, irrespective of accounting treatment, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance, for consideration other than cash, of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issuance of such shares of such Common Stock, Convertible Securities, rights or options.

          7.1.4    Determination of Date of Issue.  In case the Company
                   ------------------------------
shall take a record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the share of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                7.1.5  Treasury Share. For the purpose of this Section 7.1,
                       ---------------
shares of Common Stock at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

          7.2   Adjustment if Change in Number of Outstanding Shares.
                ----------------------------------------------------
Notwithstanding anything in this Section 7 to the contrary, in case the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

          7.3   No Adjustment for Small Amounts.  Notwithstanding anything in
                -------------------------------
this Section 7 to the contrary, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least five cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least five cents, such change in the Exercise Price shall thereupon be given effect.

          7.4   Number of Warrant Shares Adjusted.  Upon any adjustment of the
                ---------------------------------
Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          7.5   Common Stock Defined.  Whenever reference is made in this
                --------------------
Section 7 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section 10 hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     8.    Officer's Certificate.  Whenever the Exercise Price shall be adjusted
           ---------------------
as required by the provisions of Section 7 hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     9.    Notices to Warrant Holder.  So long as this Warrant shall be
           -------------------------
outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in
(x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance or lease is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger or conveyance.

     10.   Reclassification, Reorganization or Merger.  In case of any
           ------------------------------------------
reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in the case of any consolidation or merger of the Company with or into another corporation in which the Company is not the surviving entity (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 10 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 7.1 hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     11.   Dissolution.  If, at any time prior to the expiration of this Warrant
           -----------
and prior to the exercise thereof, any dissolution, liquidation or winding up of the Company shall be proposed, the Company shall cause at least 30 days' notice to be mailed by certified mail to the registered Holder of this Warrant at its address as it appears on the books of the Company. Such notice shall specify the date as of which holders of record of Common Stock shall participate in any distribution or shall be entitled to exchange their Common Stock for securities or other property, deliverable upon such dissolution, liquidation or winding up, as the case may be; to the end that, during such period of 30 days, the Holder of this Warrant may exercise this Warrant and purchase Common Stock (or other stock substituted therefor as hereinbefore provided) and be entitled in respect of shares so purchased to all of the rights of the other holders of Common Stock of the Company. In case of a dissolution, liquidation or winding up of the Company, all purchase rights under this Warrant shall terminate at the close of business on the date as of which holders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with such dissolution, liquidation or winding up (provided that in no event shall said date be less than 30 days after completion of service by certified mail of notice as aforesaid). If this Warrant is not exercised prior to such time, it shall be void and no rights shall exist hereunder. In any such case of termination of purchase rights, a statement thereof shall be included in the notice provided for herein.

     12.   Change in Control.  A change in control ("Change in Control") shall
           -----------------
occur upon any of the following: (i) any consolidation or merger of the Company or Holder with or into a third party (other than a merger with a subsidiary in which the party hereto is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of common stock of the class issuable upon exercise of this Warrant);
(ii) any sale or conveyance to a third party of all or substantially all of the business or assets or property of the Company or Holder; or (iii) in the event of the acquisition by a third party of twenty-five percent or more of the equity of the Company or Holder. Notwithstanding the foregoing, a merger of Holder with OKRA Marketing Corporation shall not constitute a Change in Control of Holder.

     13. Any consent, notice, certificate or report required or permitted to be given or made under this Warrant by a party hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, U.S. first class mail or courier), U.S. first class mail or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Warrant) shall be effective upon receipt by the addressee.

     If to
     Company:                  JMC Group, Inc.
                               9710 Scranton Road, Suite 100
                               San Diego, CA   92121
                               Attention:  James K. Mitchell,
                                           Chief Executive Officer


     If to Holder:             USBA Holdings, Ltd.
                               2 Concourse Parkway, Suite 650
                               Atlanta, GA   30328
                               Attention:      Ronald D. Wallace
                                               President


     14.   Transfer to Comply With the Securities Act of 1933.
           --------------------------------------------------

          14.1 This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended.

          14.2 The Company may cause the following legend to be set forth on each certificate representing Warrant Stock, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company.

     15.  Applicable Law.  This Warrant shall be governed by, and construed in
          --------------
accordance with, the laws of the State of Delaware.

                              JMC GROUP, INC.

                              By: _________________________________________

                              USBA HOLDINGS, LTD.

                              By: _________________________________________

Date: January 29, 1996

                           EXHIBIT A TO USBA WARRANT

                               Notice of Exercise



To:


     1. The undersigned hereby elects to purchase _________ shares of common stock of JMC GROUP, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment in full of the purchase price of such shares.

     2. Please issue a certificate or certificates representing such shares in the name of the undersigned specified below:



                                USBA Holdings, Ltd.
                                2 Concourse Parkway, Suite 650
                                Atlanta, GA   30328
                                Attention:  Ronald D. Wallace
                                            President



     3. The undersigned represents that the shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                USBA Holdings, Ltd.



                                By:  _________________________________

                                Its: _________________________________



__________________
     (Date)

                                   EXHIBIT C
                                   ---------

     1. The initial number of Termination Shares is based on the number of shares of USBA common stock, par value $1.00 per share ("Common Stock"), which JMCG could purchase as of the date of this Agreement for one million dollars ($1,000,000) at $55 per share (the "Exercise Price"). Prior to the issuance of the Termination Shares, the number of Termination Shares and the Exercise Price shall be adjusted according to the following provisions:

     2.   Anti-Dilution Provisions.
          ------------------------

          2.1  Adjustments of Exercise Price.  If USBA should at any time or
               -----------------------------
from time to time hereafter issue or sell any shares of Common Stock (other than Common Stock underlying options existing on the date hereof, Common Stock underlying options issued in the future to employees, officers and directors pursuant to the Stock Option Agreement dated November 23, 1993, and the Termination Shares), without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by USBA upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of this subsection 2.1, the following provisions 2.1.1 to 2.1.5 shall also be applicable:

          2.1.1  Options. In case at any time hereafter USBA shall in any manner
                 -------
grant any right to subscribe for or to purchase, or any option for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") other than the Termination Shares and other than any options or similar rights issued to officers, directors or employees pursuant to the Stock Option Agreement dated November 23, 1993, and the minimum price per share for which Common Stock is issuable, pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by USBA as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to USBA upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share as so determined; provided, that no further adjustment of the
                                  --------
Exercise Price shall be made upon the actual issuance of Common Stock so deemed to have been issued; and further provided, that upon the expiration of such
                         ------- --------
rights (including rights to convert or exchange) or options, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options (including rights to convert or exchange) which were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issuance only of the shares of Common Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

          2.1.2  Convertible Securities. In case USBA shall in any manner issue
                 ----------------------
or sell any Convertible Securities, and the minimum price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by USBA as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to USBA upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of
                                       ---------
the Exercise Price shall be made upon the actual issuance of Common Stock so deemed to have been issued; and, further provided, that if any such issue or
                                 ------- --------
sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 2.1, no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and, further
                                                                       -------
provided, that, upon the termination of the right to convert or to exchange such
--------
Convertible Securities for Common Stock, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issuance only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

          2.1.3  Determination of Issue Price. In case any shares of Common
                 ----------------------------
Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor, after deducting therefrom any commission or other expenses paid or incurred by USBA for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by USBA therefor. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration, part or all of which shall be other than cash, then, for the purpose of this Section 2.1, the Board of Directors of USBA shall reasonably determine in good faith the fair value of such consideration, irrespective of accounting treatment, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance, for consideration other than cash, of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of USBA for a consideration which includes both, the Board of Directors of USBA shall determine what part of the consideration so received is to be deemed to be consideration for the issuance of such shares of such Common Stock, Convertible Securities, rights or options.

          2.1.4  Determination of Date of Issue. In case USBA shall take a
                 -------------------------------
record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          2.1.5  Treasury Share. For the purpose of this Section 2.1, shares of
                 --------------
Common Stock at any relevant time owned or held by, or for the account of, USBA shall not be deemed outstanding.

          2.2  Adjustment if Change in Number of Outstanding Shares.
               ----------------------------------------------------
Notwithstanding anything in this Section 2 to the contrary, in case USBA shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of USBA or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

          2.3  No Adjustment for Small Amounts.  Notwithstanding anything in
               -------------------------------
this Section 2 to the contrary, USBA shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least five cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least five cents, such change in the Exercise Price shall thereupon be given effect.

          2.4  Number of Termination Shares Adjusted.  Upon any adjustment of
               -------------------------------------
the Exercise Price, JMCG shall thereafter (until another such adjustment) be entitled to receive upon termination of this Agreement, the number of Termination Shares, calculated to the nearest full share, obtained by multiplying the initial number of Termination Shares by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          2.5  Common Stock Defined.  Whenever reference is made in this Section
               --------------------
2 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of USBA of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section 6 hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of USBA as of the date hereof.

     3.   Officer's Certificate.  Whenever the Exercise Price shall be adjusted
          ---------------------
as required by the provisions of Section 2 hereof, USBA shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by JMCG and USBA shall, forthwith after each such adjustment, deliver a copy of such certificate to JMCG. Such certificate shall be conclusive as to the correctness of such adjustment.

     4.   Fractional Shares.  No fractional shares or scrip representing
          -----------------
fractional shares shall be issued pursuant to this Agreement. With respect to any fraction of a share called for pursuant to the provisions of this Exhibit "C", USBA shall pay to JMCG an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          4.1 If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of termination of this Agreement or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

          4.2 If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the closing price, or if none, then the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the termination of this Agreement; or

          4.3 If the Common Stock is not so listed or admitted to unlisted trading privileges and closing, or bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of USBA, such determination to be final and binding on JMCG.

     5.   Notices to JMCG.  So long as USBA may be obligated to issue the
          ---------------
Termination Shares (i) if USBA shall pay any dividend or make any distribution upon the Common Stock or (ii) if USBA shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of USBA, reclassification of the capital stock of USBA, consolidation or merger of USBA with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of USBA to another corporation, or a spin-off of assets of USBA shall be effected, then, in any such case, USBA shall cause to be delivered to JMCG, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, or spin-off is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, or spin-off.

     6.   Reclassification, Reorganization or Merger.  In case any
          ------------------------------------------
reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in the case of any consolidation or merger of USBA with or into another corporation in which USBA is not the surviving entity (other than a merger with OKRA Marketing

Corporation in which USBA survives or a merger with a subsidiary in which merger USBA is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of JMCG's right to the Termination Shares) or in case of any sale or conveyance to another corporation of the property of USBA as an entirety or substantially as an entirety, USBA shall cause effective provision to be made so that JMCG shall have the right thereafter, by exercising its right to the Termination Shares, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit "C". The foregoing provisions of this Section 6 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of USBA other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection 2.1 hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of USBA, such determination to be final and binding on JMCG.

     7.   Spin-Offs.  In the event USBA spins-off a subsidiary by distributing
          ---------
to the shareholders of USBA as a dividend or otherwise the stock of the subsidiary, USBA shall reserve, for the life of the Marketing Agreement, shares of the subsidiary to be delivered to JMCG to the same extent as if JMCG were an owner of record of the Termination Shares on the record date for payment of the shares of the subsidiary.

     8.   Transfer to Comply With the Securities Act of 1933.
          --------------------------------------------------

          8.1 The Termination Shares may not be offered or sold except in compliance with the Securities Act of 1933, as amended.

          8.2 USBA may cause the following legend to be set forth on each certificate representing Termination Shares, unless counsel for USBA is of the opinion as to any such certificate that such legend is unnecessary:

     The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of USBA.